UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 1, 2013

Date of Report
(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On February 1, 2013, Air Lease Corporation (the “Company”) entered into a definitive purchase agreement and related letter agreements (collectively, the “Purchase Agreement”) with Airbus S.A.S. (“Airbus”). Pursuant to the Purchase Agreement, the Company agreed to purchase 25 A350 XWB family aircraft from Airbus, comprised of 20 A350-900 aircraft and five A350-1000 aircraft, with an option to purchase up to five additional A350-1000 aircraft. Deliveries of the 25 A350 XWB aircraft are scheduled to commence in 2018 and continue through 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: February 4, 2013	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer

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